EXHIBIT 10.03

AMENDMENT NO. 1 TO
RECEIVABLES PURCHASE AGREEMENT

          This Amendment No. 1 to Receivables Purchase Agreement (this “Amendment”) is entered into as of June 20, 2003, among Comdata Funding Corporation, a Delaware corporation (“Seller”), Comdata Network, Inc., a Maryland corporation (the “Servicer”) (the Servicer together with Seller, the “Seller Parties” and each a “Seller Party”), each Financial Institution party hereto (the “Financial Institutions”), Jupiter Securitization Corporation (“Jupiter”) and Bank One, NA (Main Office Chicago), as agent for the Purchasers (the “Agent”).

RECITALS

          Each of the parties hereto entered into that certain Receivables Purchase Agreement, dated as of June 24, 2002 (the “Purchase Agreement”).

          Each Seller Party has requested that the Agent and Jupiter amend certain provisions of the Purchase Agreement, all as more fully described herein.

          Subject to the terms and conditions hereof, each of the parties hereto now desires to amend the Purchase Agreement as particularly described herein.

AGREEMENT

          NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in the Purchase Agreement.

          Section 2. Amendments. Subject to the terms and conditions set forth herein, the Purchase Agreement is hereby amended as follows:

AMENDMENT NO. 1 TO
RECEIVABLES PURCHASE AGREEMENT

               (a) The phrase “If after the date hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (a ‘Regulatory Change’)” at the beginning of the first sentence of Section 10.2 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

If after the date hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy), any accounting principles or any change in any of the foregoing, or any change in the interpretation or administration thereof by the Financial Accounting Standards Board (“FASB”), any governmental authority, any central bank or any comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority or agency

               (b) Section 10.2 of the Purchase Agreement is hereby amended by adding the following new sentence to the end of such section:

For the avoidance of doubt, if the issuance of FASB Interpretation No. 46, or any other change in accounting standards or the issuance of any other pronouncement, release or interpretation, causes or requires the consolidation of all or a portion of the assets and liabilities of Company or Seller with the assets and liabilities of the Agent, any Financial Institution or any other Funding Source, such event shall constitute a circumstance on which such Funding Source may base a claim for reimbursement under this Section 10.2.

               (c) Section 14.5(a) of the Purchase Agreement is hereby amended by adding the following new sentence to the end of such section:

AMENDMENT NO. 1 TO
RECEIVABLES PURCHASE AGREEMENT

Anything herein to the contrary notwithstanding, each Seller Party, each Purchaser, the Agent, each Funding Source, each Indemnified Party and any Affiliate, successor or assign of any of the foregoing (and each employee, representative or other agent of any of the foregoing) may disclose to any and all Persons, without limitation of any kind, the “tax treatment” and “tax structure” (in each case, within the meaning of U.S. Treasury Regulation §1.6011-4) of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are or have been provided to any of the foregoing relating to such tax treatment or tax structure, and it is hereby confirmed that each of the foregoing have been so authorized since the commencement of discussions regarding the transactions.

               (d) Exhibit I to the Purchase Agreement is hereby amended by amending and restating, in its entirety, the definition of “Liquidity Termination Date” to read as follows:

          “Liquidity Termination Date” means June 17, 2004.

               (e) Exhibit I to the Purchase Agreement is hereby amended by deleting the definition of “Regulatory Change” from such exhibit.

          Section 3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

               (a) Amendment. The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

               (b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

AMENDMENT NO. 1 TO
RECEIVABLES PURCHASE AGREEMENT

               (c) No Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

          Section 4. Miscellaneous.

               (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement as amended hereby or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the Purchase Agreement or to the “Receivables Purchase Agreement” or to the “Purchase Agreement” shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

               (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

               (c) Costs, Fees and Expenses. Seller agrees to reimburse the Agent and each Purchaser on demand for all costs, fees and expenses (including, without limitation, the reasonable fees and expenses of counsels to the Agent and each Purchaser) incurred in connection with the preparation, execution and delivery of this Amendment.

               (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

AMENDMENT NO. 1 TO
RECEIVABLES PURCHASE AGREEMENT

               (e) Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

               (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

               (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

(Signature Page Follows)

AMENDMENT NO. 1 TO
RECEIVABLES PURCHASE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

COMDATA FUNDING CORPORATION, as Seller

By: /s/ David B. Kuhnau
Name: David B. Kuhnau
Title: Vice President

COMDATA NETWORK, INC., as Servicer

By: /s/ Gary A. Krow
Name: Gary A. Krow
Title: President

JUPITER SECURITIZATION CORPORATION

By: /s/ Ronald J. Atkins
Authorized Signer

BANK ONE, NA (MAIN OFFICE CHICAGO), as a Financial Institution and as Agent

By: /s/ Ronald J. Atkins
Name: Ronald J. Atkins
Title: Director, Capital Markets

AMENDMENT NO. 1 TO
RECEIVABLES PURCHASE AGREEMENT